EXHIBIT 1

                                                               December 20, 2002

Grubb & Ellis Company
2215 Sanders Road
Suite 400
Northbrook, Illinois 60062
Attention:  General Counsel

         Re:  WAIVER

Ladies/Gentlemen:

         Please refer to the Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "CREDIT AGREEMENT") among Grubb & Ellis Company (the "BORROWER"), various financial institutions and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

WAIVER

         At the request of the Borrower, the Required Lenders hereby waive through March 31, 2003 any Default or Event of Default arising from the Borrower's non-compliance with Section 8.1(c) (minimum Adjusted EBITDA) of the Credit Agreement for the fiscal quarter ended December 31, 2002. The Borrower acknowledges that the foregoing waiver shall expire on March 31, 2003 and, absent a further waiver by the Required Lenders or an amendment to the Credit Agreement, an immediate Event of Default shall exist.

AGREEMENTS OF THE BORROWER

         In consideration of the foregoing waiver, the Borrower agrees with the Administrative Agent and the Lenders as follows:

         1. FINANCIAL ADVISOR. Without limiting Section 7.6 of the Credit Agreement, the Borrower confirms and agrees that it will permit, and cause its Subsidiaries to permit, FTI Policano & Manzo to continue to review the books and records of, and to engage in discussions with officers and employees of, the Borrower and its Subsidiaries as reasonably requested by the Administrative Agent and at the Borrower's expense.

         2. 2003 BUSINESS PLAN. Not later than January 31, 2003, the Borrower will deliver to the Administrative Agent and the Lenders a business plan for the 2003 fiscal year in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

         3. PAYMENT OF BONUSES. The amount of bonuses paid by the Borrower and its Subsidiaries to their officers and employees for the calendar year ending December 31, 2002 will not exceed (a) zero at any time prior to March 12, 2003,
(b) $2,000,000 during the period from March 12, 2003 through June 30, 2003, and
(c) an additional $500,000 thereafter.

         4. PRICING. From the date hereof until the date on which the outstanding principal amount of Term Loans is less than or equal to $24,000,000,
(a) the Applicable Margin for Eurodollar Loans shall equal 4.25% and (b) the Applicable Margin for Base Rate Loans and Swing Line Loans shall equal 3.25%.

         5. REPAYMENT OF TERM LOANS.

         (a) Notwithstanding any provision of the Credit Agreement to the contrary, the Borrower will make the principal payment of Term Loans that is scheduled to occur on March 31, 2003 on February 3, 2003 instead.

         (b) The Borrower will request a federal carryback refund related to tax losses anticipated to be incurred in the tax year ending December 31, 2002 against prior years' tax payments (and not a credit against payment of future tax liabilities); and within two Business Days after receipt of such refund, prepay the Term Loans in an amount equal to $700,000. Such prepayment shall be applied pro rata to the remaining installments of the Term Loans in the inverse order of maturity.

EFFECTIVENESS

         This letter agreement shall become effective when the Administrative Agent shall have received (a) counterparts of this letter agreement executed by the Borrower and the Required Lenders, (b) a Confirmation, substantially in the form of Exhibit A, signed by the Borrower and each Subsidiary Guarantor, (c) a waiver fee for each Lender which, on or before December 20, 2002, executes and delivers to the Administrative Agent a counterpart hereof, such fee to be in an amount equal to 0.125% of such Lender's Commitment as of the date of this letter agreement, and (d) evidence that the Borrower has paid all amounts payable to
(i) the Administrative Agent pursuant to Section 11.5 of the Credit Agreement (including reasonable attorneys' fees) and (ii) FTI Consulting, Inc., in each case to the extent invoices therefor have been delivered to the Borrower.

MISCELLANEOUS

         This letter agreement is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Credit Agreement and applicable law.

         This letter agreement may be executed in counterparts and by the parties hereto on separate counterparts.

         This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                     BANK OF AMERICA, N.A.
                                     as Administrative Agent and as a Lender



                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------



                                     LASALLE BANK NATIONAL ASSOCIATION



                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------




                                     BANK ONE, NA (as successor
                                     by merger with American
                                     National Bank and Trust
                                     Company of Chicago)



                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------


Agreed to and accepted as of
December 20, 2002:

GRUBB & ELLIS COMPANY


By:
   -------------------------------------------
Name:
      ----------------------------------------
Title:
       ---------------------------------------

                                    Exhibit A

                                  CONFIRMATION

         Dated as of December 20, 2002

         To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

         Please refer to (a) the Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended, the "Credit Agreement") among Grubb & Ellis Company, various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty and Collateral Agreement; and (c) the letter agreement dated as of the date hereof (the "Waiver") delivered pursuant to the Credit Agreement.

         Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the Waiver and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                             GRUBB & ELLIS COMPANY
                             GRUBB & ELLIS CONSULTING SERVICES COMPANY
                             GRUBB & ELLIS NEW YORK, INC.
                             GRUBB & ELLIS OF MICHIGAN, INC.
                             GRUBB & ELLIS OF NEVADA, INC.
                             GRUBB & ELLIS OF OREGON, INC.
                             GRUBB & ELLIS AFFILIATES, INC.
                             GRUBB & ELLIS MANAGEMENT SERVICES, INC.
                             GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC. HSM INC.
                             LANDAUER HOSPITALITY INTERNATIONAL, INC.



                             By:
                                 ----------------------------------------------
                             Name: Ian Y. Bress
                             Title: Chief Financial Officer